UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 05, 2016

________________________

Image Sensing Systems, Inc.

(Exact name of registrant as specified in its charter)

                              Minnesota                                                                        0-26056                                                41-1519168

         (State or other jurisdiction                                          (Commission                                                (IRS Employer

                 of incorporation)                                                     File Number)                                             Identification No.)

   500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota                                               55104

(Address of principal executive offices)                                                                            (Zip Code)

Registrant’s telephone number, including area code  (651) 603-7700

(Former name or former address, if changed since last report.)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02  Results of Operations and Financial Condition.

(b)  The following information is being “furnished” in accordance with Item 2.02 of the Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing:

On August 05, 2016, Image Sensing Systems, Inc. issued a press release announcing its second quarter and six months ended June 30, 2016, earnings.  The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits. The following exhibit is being “furnished” in accordance with Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing:

99.1  Press Release, dated August 05, 2016, of Image Sensing Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 05, 2016                                                                    Image Sensing Systems, Inc.

                                                                                                                By: /s/ Richard A. Ehrich

                                                                                                                        Richard A. Ehrich

Interim Chief Financial Officer

(Interim Principal Financial Officer, and Interim Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 05, 2016, of Image Sensing Systems, Inc.

3